Blackstone Strategic Credit Fund

Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 127.85%
Aerospace & Defense - 2.59%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$3,389,676	$3,294,918
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	1,822,293	1,771,350
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	4,704,000	4,445,280
Peraton Corp., First Lien B Term Loan, 2M US L + 3.75%, 0.75% Floor, 02/01/2028	2,636,723	2,641,126
Peraton Corp., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/01/2028	4,640,386	4,648,135
		16,800,809

Air Transport - 2.20%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	3,510,638	3,601,160
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	2,405,000	2,299,409
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	1,813,369	1,608,694
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	1,492,366	1,494,232
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	4,335,306	4,315,190
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	933,406	931,889
		14,250,574

Automotive - 1.47%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	5,724,833	4,393,809
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan, 1M US L + 3.25%, 04/30/2026	2,964,841	2,938,899
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	2,200,321	2,197,582
		9,530,290

Beverage & Tobacco - 0.87%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	5,647,059	5,632,489

Brokers, Dealers & Investment Houses - 4.09%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	4,236,921	4,240,904
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	8,826,382	8,848,448
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,850,769
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/07/2028	9,606,644	9,567,642
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	2,051,910	2,045,764
		26,553,527

Building & Development - 3.06%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025(b)	1,316,783	1,319,252
Cornerstone Building Brands, Inc., First Lien B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	3,666,929	3,657,761
Foundation Building Materials, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	1,139,888	1,130,912
Foundation Building Materials, Inc., First Lien Sailor Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	659,212	654,021
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	766,694	764,754
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	3,450,122	3,441,393

	Principal Amount	Value
Building & Development (continued)
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	$3,576,772	$3,594,673
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	676,354	685,021
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	4,626,653	4,624,086
		19,871,873

Business Equipment & Services - 23.63%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	2,840,932	2,822,153
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	1,384,578	1,386,308
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	3,110,006	3,105,155
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	5,359,091	5,344,032
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	7,051,560	7,057,060
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	2,751,328	2,739,291
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	6,075,711	6,090,536
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	1,751,007	1,752,320
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	4,670,107	4,611,007
Convergint Technologies LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	393,786	392,433
Convergint Technologies LLC, First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	1,880,326	1,873,867
Convergint Technologies LLC, Second Lien 2nd lien TL Term Loan, 3M US L + 6.75%, 0.75% Floor, 03/18/2029(b)	1,885,714	1,895,143
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	4,912,905	4,892,958
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	4,966,690	4,959,166
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,474,881
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	2,294,504	2,300,240
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	5,298,049	5,310,182
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	3,717,201	3,729,598
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	4,200,000	4,207,014
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	2,148,834	2,151,520
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 1.00% Floor, 05/23/2025	4,148,181	4,154,673
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	1,311,500	1,343,474
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	3,209,378	3,064,956
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	3,954,922	3,821,443
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,538,306	2,488,251
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	4,520,511	4,440,475
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	5,027,143	5,029,229
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	3,653,735	3,655,270
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	609,139	611,271
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	4,481,160	4,417,371
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	2,303,030	2,304,470
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	5,445,505	5,436,438
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,200,000	4,032,000
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	5,909,837	5,921,450
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	2,834,250	2,801,486
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	3,519,000	3,511,663
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	3,126,913	3,115,015
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	1,816,275	1,822,705
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	6,652,386	6,644,071

	Principal Amount	Value
Business Equipment & Services (continued)
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M US L + 3.25%, 0.50% Floor, 03/24/2028	$2,250,000	$2,248,133
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	772,529	771,752
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	1,841,509	1,846,122
Wash MultiFamily Acquisition, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	310,974	310,390
Wash MultiFamily Acquisition, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	2,267,917	2,263,665
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	8,091,072	8,086,581
		153,237,218

Cable & Satellite Television - 2.43%
NewCo I B.V., First Lien Facility AV1 Term Loan, 1M US L + 3.50%, 01/31/2029	1,694,444	1,692,030
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	6,932,088	6,890,218
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	5,459,186	5,463,525
UPC Financing Partnership, First Lien Facility AV Term Loan, 1M US L + 3.50%, 01/31/2029	1,694,444	1,692,030
		15,737,803

Chemical & Plastics - 3.92%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	5,497,609	5,579,496
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025	6,828,649	6,837,185
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	1,411,765	1,414,123
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	4,800,000	4,794,000
PQ Corp., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 02/07/2027	1,159,479	1,162,499
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	1,209,476	1,156,815
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	2,743,065	2,596,777
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,995,334	1,868,341
		25,409,236

Clothing & Textiles - 0.36%
S&S Holdings LLC, First Lien Initial Term Loan, 2M US L + 5.00%, 0.50% Floor, 03/11/2028	2,400,000	2,343,000
Conglomerates - 1.42%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,461,101	3,416,038
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	1,715,060	1,457,801
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	616,341	623,663
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	3,868,748	3,705,139
		9,202,641

Containers & Glass Products - 3.20%
Charter NEX US, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	5,073,211	5,089,978
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	3,124,326	3,090,646
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	2,910,000	2,891,812
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,670,069
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 4.00%, 1.00% Floor, 11/03/2025	5,329,575	5,333,998
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	2,666,667	1,320,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	1,385,972	1,375,362
		20,771,865

Diversified Insurance - 0.63%
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	1,178,571	1,182,502

	Principal Amount	Value
Diversified Insurance (continued)
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	$2,910,034	$2,914,879
		4,097,381

Drugs - 1.53%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	1,183,146	1,185,116
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	4,282,533	4,158,339
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	4,597,510	4,604,222
		9,947,677

Ecological Services & Equipment - 0.87%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	5,658,724	5,648,114

Electronics/Electric - 25.46%
Applovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	950,268	950,620
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	5,195,544	5,179,905
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	3,849,328	3,852,542
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,880,000	5,695,339
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	1,045,100	966,717
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	4,816,849	4,814,513
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	2,114,098	2,133,928
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	6,193,019	6,194,134
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	6,803,555	6,791,648
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,560,175	2,537,774
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	682,819	683,652
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	2,447,462	2,449,493
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	2,447,393	2,455,041
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	9,839,717	9,864,365
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 11/19/2026	4,421,303	4,451,699
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	1,295,187	1,296,133
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	2,192,762	2,201,894
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	4,459,704	4,437,963
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,382,592	4,387,719
Infinite BidCo LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	2,304,478	2,292,955
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	6,348,057	6,356,564
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	811,440	809,817
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	6,100,000	6,132,422
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	2,323,200	2,331,912
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	2,969,454	2,993,581
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	734,629	731,569
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	4,227,644	4,233,732
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	2,180,856	2,197,213
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	4,027,025	3,570,058
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 03/31/2023	1,983,423	1,899,128
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	4,880,000	4,880,000
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	2,177,033	2,159,344

	Principal Amount	Value
Electronics/Electric (continued)
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	$6,556,302	$6,547,287
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	3,804,935	3,804,935
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,687,708	2,686,365
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	3,906,004	3,902,586
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	3,233,440	3,236,043
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	8,885,470	8,894,711
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,064,373	5,062,170
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	3,338,056	3,344,331
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	4,800,000	4,554,000
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	2,021,512	2,023,412
Syncsort, Inc., First Lien Facility B2 Term Loan, 3M US L + 4.25%, 0.75% Floor, 03/19/2028	8,379,507	8,337,609
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	648,144	634,371
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	111,369	111,717
		165,072,911

Equipment Leasing - 0.56%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	3,681,113	3,654,480

Financial Intermediaries - 1.23%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.00%, 1.00% Floor, 03/26/2028	4,913,386	4,919,528
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 1M US L + 3.50%, 1.00% Floor, 01/03/2025	3,058,346	3,059,906
		7,979,434

Food Products - 2.09%
Alphabet Holding Company, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	5,325,639	5,296,108
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028	341,600	346,939
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,810,943	1,818,114
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/01/2023	2,363,042	2,313,028
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/01/2024	4,051,201	3,779,852
		13,554,041

Food Service - 3.56%
CEC Entertainment, Inc., Exit Facility, First Lien Initial Term Loan, 1M US L + 1.00%, 1.00% Floor, 12/30/2025	1,447,273	1,982,764
CEC Entertainment, Inc., Second Lien Term Loan, 3M US L + 6.50%, 1.00% Floor, 12/30/2027	983,340	964,657
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	2,645,669	2,504,575
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,989,744	1,976,402
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	2,450,000	2,444,255
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/16/2026	1,715,116	1,702,682
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	5,559,926	5,448,728
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/05/2027	2,102,487	2,093,142
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,951,141
		23,068,346

Food/Drug Retailers - 0.83%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	4,056,945	3,998,991
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	675,347	665,700

	Principal Amount	Value
Food/Drug Retailers (continued)
EG Group, Ltd., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 03/11/2026	$699,029	$692,913
		5,357,604

Healthcare - 19.46%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	4,528,197	4,504,152
athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	4,847,469	4,865,646
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	5,994,992	5,830,130
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/20/2023	4,236,761	4,238,520
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 1.00% Floor, 10/21/2024	3,157,898	3,160,535
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	401,852	401,225
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023	11,492,127	10,496,162
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/07/2023	3,641,089	3,634,262
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026(c)	207,583	204,729
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,950,790	3,896,467
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 4.00%, 11/04/2026	3,702,265	3,703,654
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	4,847,006	4,197,725
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,231,025	1,180,245
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,827,105	5,814,985
Lanai Holdings II, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/29/2022	2,748,130	2,737,137
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	5,419,855	5,415,248
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/19/2027	3,903,492	3,927,888
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	3,063,261	3,072,849
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	4,424,717	4,368,302
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	4,472,222	4,432,285
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	2,929,161	2,916,039
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	2,013,450	2,011,689
Phoenix Guarantor, Inc., First Lien Tranche B-2 Retired 04/08/2021 Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/05/2026	3,128,873	3,108,832
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	2,178,113	2,164,162
Pluto Acquisition I, Inc., First Lien 2020 Incremental Term Loan, 1M US L + 5.00%, 0.50% Floor, 06/22/2026	572,923	575,071
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	2,379,262	2,373,314
Sunshine Luxembourg VII SARL, First Lien Facility B3 Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/01/2026	1,185,996	1,186,292
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/03/2024	6,003,254	5,955,408
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,334,055	5,259,591
TTF Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 03/24/2028(b)	674,380	674,380
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	6,315,592	6,244,099
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027(b)	1,807,714	1,812,234
Verscend Holding Corp., First Lien B-1 Term Loan, 3M US L + 4.00%, 08/27/2025	3,352,455	3,357,115
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	497,850	427,424
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,924,457	3,767,479
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 03/13/2026	4,357,143	4,270,000
		126,185,275

	Principal Amount	Value
Home Furnishings - 1.41%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	$178,915	$178,467
AI Aqua Merger Sub, Inc., First Lien Fifth Amendment Incremental Term Loan, 1M US L + 4.25%, 1.00% Floor, 12/13/2023	4,443,750	4,471,523
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	662,510	662,719
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	3,811,716	3,817,015
		9,129,724

Industrial Equipment - 4.52%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	4,914,790	4,920,565
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	558,140	560,233
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 07/19/2024	4,315,050	4,305,168
FCG Acquisitions, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	297,290	295,990
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	1,560,774	1,553,946
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	146,298	140,812
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	2,706,517	2,605,023
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,964,598	3,912,147
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026(b)	1,276,596	1,271,808
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	1,054,657	1,033,959
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	4,082,187	4,006,279
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	4,661,405	4,678,606
		29,284,536

Insurance - 0.93%
Baldwin Risk Partners LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 0.75% Floor, 10/14/2027(b)	3,186,488	3,186,488
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,417,525	2,414,164
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	443,787	433,802
		6,034,454

Leisure Goods/Activities/Movies - 2.62%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	3,741,891	3,760,600
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	2,405,000	2,087,468
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	4,065,358	4,004,378
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	2,405,494	2,062,278
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	2,544,656	2,430,146
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	867,175	884,878
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	2,156,741	1,761,453
		16,991,201

Nonferrous Metals/Minerals - 0.16%
American Rock Salt Company LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 03/21/2025	1,005,591	1,011,499

Oil & Gas - 1.48%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	1,095,618	1,047,685
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,910,441	1,869,052
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	4,364,442	4,235,320
PGS ASA, First Lien 2024 Term Loan, 3M US L + 7.50%, 03/19/2024	2,215,326	1,919,038

	Principal Amount	Value
Oil & Gas (continued)
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 0.50%, 1.00% Floor, 03/29/2024(b)	$1,063,318	$515,709
		9,586,804

Property & Casualty Insurance - 0.29%
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	686,250	688,738
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/27/2023	1,211,236	1,212,211
		1,900,949

Publishing - 2.06%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	4,175,373	4,171,636
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	3,388,889	3,384,890
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	3,908,723	3,928,540
Shutterfly, Inc., First Lien B-1 Term Loan, 3M US L + 6.50%, 1.00% Floor, 09/25/2026	1,848,882	1,853,504
		13,338,570

Radio & Television - 1.54%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	2,943,630	2,937,890
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	4,262,264	4,229,999
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	3,010,475	2,852,847
		10,020,736

Retailers (except food & drug) - 0.85%
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 1.00% Floor, 02/07/2024(b)	546,921	538,717
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	210,237	173,445
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	3,613,707	3,605,233
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	1,194,399	1,194,220
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(e)	2,065,632	4,131
		5,515,746

Steel - 0.18%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 1.00% Floor, 03/01/2025	1,180,893	1,173,146

Surface Transport - 1.78%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	2,890,462	2,939,065
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	5,008,075	5,014,335
The Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	3,577,358	3,563,943
		11,517,343

Telecommunications - 4.20%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	449,693	417,627
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	3,307,229	3,316,026
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	3,309,512	3,313,649
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	4,079,716	4,083,795
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	2,985,121	2,986,524
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	1,766,917	1,762,500
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	3,509,091	3,287,580
Rackspace Technology Global, Inc., First Lien 2021 B Term Loan, 3M US L + 2.75%, 0.75% Floor, 02/15/2028	3,130,173	3,106,525

	Principal Amount	Value
Telecommunications (continued)
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	$4,987,047	$4,967,822
		27,242,048

Utilities - 0.37%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	1,022,366	966,841
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	1,544,965	1,449,857
		2,416,698
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $828,577,263)		829,070,042

CONVERTIBLE CORPORATE BOND - 0.01%
Oil & Gas - 0.01%
PGS ASA, 5.000%, 02/09/2024(b)	297,282	77,515

TOTAL CONVERTIBLE CORPORATE BOND
(Cost $34,814)		77,515

CORPORATE BONDS - 29.39%
Aerospace & Defense - 0.59%
TransDigm, Inc.:
8.000%, 12/15/2025(f)	1,302,000	1,419,180
6.250%, 03/15/2026(f)	2,244,000	2,381,905
		3,801,085

Brokers, Dealers & Investment Houses - 0.53%
AG Issuer LLC, 6.250%, 03/01/2028(f)	3,297,000	3,457,729

Building & Development - 3.30%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	1,624,000	1,749,860
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	1,794,000	1,913,974
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	2,936,000	2,902,970
Griffon Corp., 5.750%, 03/01/2028	6,150,000	6,549,750
JELD-WEN, Inc., 6.250%, 05/15/2025(f)	2,614,000	2,790,445
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	963,000	1,066,725
Tutor Perini Corp., 6.875%, 05/01/2025(f)	4,295,000	4,446,613
		21,420,337

Business Equipment & Services - 1.56%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	871,000	887,876
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	1,915,000	2,136,422
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	943,000	965,406
5.250%, 07/15/2030(f)	949,000	980,364
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	4,841,000	5,128,434
		10,098,502

Cable & Satellite Television - 3.01%
Altice France Holding SA, 6.000%, 02/15/2028(f)	4,700,000	4,639,581
Altice France SA, 7.375%, 05/01/2026(f)	4,650,000	4,842,277
CSC Holdings LLC, 4.625%, 12/01/2030(f)	3,682,000	3,626,770
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	2,131,000	2,131,000
Virgin Media Secured Finance PLC, 4.500%, 08/15/2030(f)	2,862,000	2,889,905
VMed O2 UK Financing I PLC, 4.250%, 01/31/2031(f)	1,410,000	1,374,186
		19,503,719

Chemical & Plastics - 0.61%
FXI Holdings, Inc.:
7.875%, 11/01/2024(f)	772,000	797,090
12.250%, 11/15/2026(f)	707,000	808,960

	Principal Amount	Value
Chemical & Plastics (continued)
WR Grace & Co.-Conn, 4.875%, 06/15/2027(f)	$2,239,000	$2,320,612
		3,926,662

Containers & Glass Products - 1.85%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	4,519,000	4,614,260
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 6.000%, 09/15/2028(f)	933,000	965,072
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(f)	1,426,000	1,522,255
6.625%, 11/01/2025(f)	4,800,000	4,901,496
		12,003,083

Diversified Insurance - 1.74%
HUB International, Ltd., 7.000%, 05/01/2026(f)	4,628,000	4,810,413
NFP Corp., 6.875%, 08/15/2028(f)	6,259,000	6,501,536
		11,311,949

Electronics/Electric - 2.71%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	1,587,000	1,692,377
Boxer Parent Co., Inc., 7.125%, 10/02/2025(f)	377,000	404,875
Plantronics, Inc., 4.750%, 03/01/2029(f)	7,244,000	7,135,340
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	1,017,000	1,090,097
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	6,948,000	7,225,225
		17,547,914

Farming/Agriculture - 0.13%
Central Garden & Pet Co., 4.125%, 10/15/2030	854,000	864,141

Food Products - 0.72%
Dole Food Co., Inc., 7.250%, 06/15/2025(f)	1,850,000	1,905,500
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.625%, 03/01/2029(f)	2,758,000	2,785,635
		4,691,135

Food Service - 0.22%
IRB Holding Corp., 7.000%, 06/15/2025(f)	1,307,000	1,409,240

Healthcare - 3.45%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	3,628,000	3,826,179
DaVita, Inc., 4.625%, 06/01/2030(f)	2,950,000	3,009,325
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	6,250,000	4,647,250
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	3,500,000	3,101,630
Tenet Healthcare Corp., 5.125%, 11/01/2027(f)	4,000,000	4,192,800
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	3,465,000	3,599,269
		22,376,453

Home Furnishings - 0.39%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	2,422,000	2,524,693

Industrial Equipment - 0.25%
Vertical Holdco GmbH, 7.625%, 07/15/2028(f)	728,000	784,147
Vertical US Newco, Inc., 5.250%, 07/15/2027(f)	786,000	824,318
		1,608,465

Leisure Goods/Activities/Movies - 0.82%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	2,809,000	2,883,270
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	2,450,000	2,456,394
		5,339,664

Nonferrous Metals/Minerals - 0.23%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	1,447,000	1,495,836

	Principal Amount	Value
Oil & Gas - 0.11%
CSI Compressco LP / CSI Compressco Finance, Inc.:
7.500%, 04/01/2025(f)	$186,000	$189,371
10.000%, 10.75% PIK, 04/01/2026(d)(f)	578,000	511,530
		700,901

Property & Casualty Insurance - 0.88%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	4,545,000	4,711,869
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	955,000	1,027,819
		5,739,688

Radio & Television - 2.62%
Entercom Media Corp.:
6.500%, 05/01/2027(f)	3,848,000	3,987,490
6.750%, 04/02/2029(f)	600,000	624,195
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028(f)	2,512,000	2,645,450
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(f)	1,356,000	1,326,338
5.500%, 03/01/2030(f)	2,481,000	2,416,965
Univision Communications, Inc., 6.625%, 06/01/2027(f)	5,606,000	5,997,299
		16,997,737

Steel - 0.58%
GrafTech Finance, Inc., 4.625%, 12/15/2028(f)	3,720,000	3,752,550

Surface Transport - 0.47%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	2,812,000	3,029,480

Telecommunications - 1.88%
CommScope Technologies LLC, 6.000%, 06/15/2025(f)	3,861,000	3,943,626
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	4,714,000	5,026,491
Zayo Group Holdings, Inc., 4.000%, 03/01/2027(f)	3,246,000	3,193,431
		12,163,548

Utilities - 0.74%
Pike Corp., 5.500%, 09/01/2028(f)	4,733,000	4,827,660

TOTAL CORPORATE BONDS
(Cost $186,422,483)		190,592,171

	Shares
COMMON STOCK - 1.98%
Building & Development - 0.20%
Brock Holdings III Inc.(b)	164,832	–
Dayton Superior LLC(b)(g)	15,747	1,338,459
		1,338,459

Food Service - 0.72%
CEC Brands, LLC - Equity(g)	259,632	4,673,376

Oil & Gas - 1.06%
Ascent Resources - Equity(b)(g)	886,921	749,448
RDV Resources, Inc.(b)(g)	62,301	–
Ridgeback Resources Inc.(b)(g)	1,201,345	4,636,368
SandRidge Energy, Inc.(g)	135,154	528,452
Total Safety Holdings, LLC(g)	2,951	811,525
Utex Industries Holdings, LLC(b)(g)	3,182	133,644
		6,859,437

TOTAL COMMON STOCK
(Cost $26,451,203)		12,871,272

	Shares	Value
WARRANTS - 0.13%
Healthcare - 0.13%
Carestream Health expires 12/31/2049 at $0.01(b)	228	$811,034

Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	229,630	5,741
Utex Industries Holdings, LLC expires 12/31/2025 at $114.76(b)	7,955	–

TOTAL WARRANTS
(Cost $25,062)		816,775

Total Investments- 159.36%
(Cost $1,041,510,825)		1,033,427,775

Liabilities in Excess of Other Assets - (0.14)%		(882,900)

Mandatory Redeemable Preferred Shares - (6.98)%
(liquidation preference plus distributions payable on term preferred shares)		(45,284,288)

Leverage Facility - (52.24)%		(338,800,000)
Net Assets - 100.00%		$648,460,587

Amounts above are shown as a percentage of net assets as of March 31, 2021.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1W US L - 1 Week LIBOR as of March 31, 2021 was 0.09%
1M US L - 1 Month LIBOR as of March 31, 2021 was 0.11%
2M US L - 2 Month LIBOR as of March 31, 2021 was 0.13%
3M US L - 3 Month LIBOR as of March 31, 2021 was 0.19%
6M US L - 6 Month LIBOR as of March 31, 2021 was 0.21%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2021. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2021, the Fund has unfunded delayed draw loans in the amount of $781,144. Fair value of these unfunded delayed draws was $765,943.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $182,111,555, which represented approximately 28.08% of net assets as of March 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit Fund (“BGB” or the “Fund”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that date, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the BGB Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of March 31, 2021:

Blackstone Strategic Credit Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building & Development	$–	$18,552,621	$1,319,252	$19,871,873
Business Equipment & Services	–	147,310,075	5,927,143	153,237,218
Chemical & Plastics	–	20,615,236	4,794,000	25,409,236
Electronics/electric	–	163,471,823	1,601,088	165,072,911
Healthcare	–	123,698,661	2,486,614	126,185,275
Industrial Equipment	–	25,266,893	4,017,643	29,284,536
Insurance	–	2,414,164	3,620,290	6,034,454
Leisure Goods/Activities/Movies	–	12,986,823	4,004,378	16,991,201
Oil & Gas	–	9,071,095	515,709	9,586,804
Retailers (except food & drug)	–	4,799,453	716,293	5,515,746
Other	–	271,880,788	–	271,880,788
Convertible Corporate Bond
Oil & Gas	–	–	77,515	77,515
Corporate Bonds	–	190,592,171	–	190,592,171
Common Stock
Building & Development	–	–	1,338,459	1,338,459
Oil & Gas	528,452	811,525	5,519,460	6,859,437
Other	–	4,673,376	–	4,673,376
Warrants
Healthcare	–	–	811,034	811,034
Oil & Gas	–	–	5,741	5,741
Total	$528,452	$996,144,704	$36,754,619	$1,033,427,775

Blackstone Strategic Credit Fund

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	$–	$(3,605)	$(5,594)	$(9,199)
Total	$–	$(3,605)	$(5,594)	$(9,199)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGB has used Level 3 inputs to determine the fair value are as follows:

Blackstone Strategic Credit Fund	Floating Rate Loan Interests	Convertible Corporate Bond	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$82,831,666	$-	$8,426,356	$2,870	$(8,348)	$91,252,544
Accrued discount/ premium	159,606	-	-	-	-	159,606
Realized Gain/(Loss)	260,893	-	-	-	-	260,893
Change in Unrealized Appreciation/(Depreciation)	2,229,546	42,702	2,355,491	813,905	2,754	5,444,398
Purchases	9,796,087	34,813	-	-	-	9,830,900
Sales Proceeds	(15,868,281)	-	-	-	-	(15,868,281)
Transfer into Level 3	5,573,913	-	749,448	-	-	6,323,361
Transfer out of Level 3	(55,981,020)	-	(4,673,376)	-	-	(60,654,396)
Balance as of March 31, 2021	$29,002,410	$77,515	$6,857,919	$816,775	$(5,594)	$36,749,025
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2021	$622,209	$42,702	$259,579	$813,905	$2,754	$1,741,149

Information about Level 3 fair value measurements as of March 31, 2021:

Blackstone Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$29,002,410	Third-party vendor pricing service	Broker quote	N/A
Convertible Corporate Bond	$77,515	Option Pricing Model	Yield Discount Rate(a)	19.0%
			Volatility(a)	65%
Common Stock	$2,221,551	Third-party vendor pricing service	Broker quote	N/A
	$4,636,368	Discounted Cash Flow	PV-10 Discount Rate(a)	10.0%
	$-	Performance multiple methodology	EBITDA Multiple(a)	7.38x
	$-	Performance multiple methodology	EBITDA Multiple(a)	3.00x
Warrants	$5,741	Third-party vendor pricing service	Broker quotes	N/A
	$811,034	Performance multiple methodology	EBITDA Multiple(a)	4.75x
Unfunded Loan Commitments	$(5,594)	Third-party vendor pricing service	Broker quote	N/A

(a)	As of March 31, 2021, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield Discount Rate	Decrease	Increase
PV-10 Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non- essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3.  SENIOR AND SECURED FLOATING RATE LOANS

BGB will seek to achieve its investment objectives by investing primarily in U.S. corporate fixed income instruments, including Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). At March 31, 2021, 98.79% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior [Secured] Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower of the Loan (the “Borrower”) that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangement and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and the Fund’s existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its obligors may need to amend or restructure their existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Fund anticipates there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by the Fund. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invest and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2021, BGB had invested $88,682,349 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGB, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2021, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Strategic Credit Fund
Borrower	Par Value	Fair Value
Justrite Safety Group, First Lien Delayed Draw Term Loan	$187,791	$180,750
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan	593,353	585,193
Total	$781,144	$765,943

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended March 31, 2021, BGB recorded a net change in unrealized depreciation on unfunded loan commitments totaling $(4,700).

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, and as further amended on January 11, 2021 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.90% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2021, BGB had borrowings outstanding under its Leverage Facility of $338,800,000, at an interest rate of 1.12%. Face value approximates fair value at March 31, 2021; this fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2021, the average borrowings under BGB's Leverage Facility and the average interest rate were $320,400,000 and 1.13%, respectively.

On July 27, 2016, BGB issued 45,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $45,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGB makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2021, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage.